Exhibit 10.10

COLLECTION ACCOUNT CONTROL AGREEMENT

This Collection Account Control Agreement (this “Account Control Agreement”) is made as of October 30, 2007 between Ministry Partners Funding, LLC, a Delaware limited liability company (the “Borrower”), Evangelical Christian Credit Union (“Servicer”), BMO Capital Markets Corp., in its capacity as Agent (the “Agent”), and U.S. Bank National Association, in its capacity as Account Bank (“Account Bank”) and as securities intermediary (the “Securities Intermediary”), pursuant to the Loan, Security and Servicing Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among the Borrower, Fairway Finance Company, LLC, as Lender, Servicer, Agent, Account Bank and Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services).  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

WHEREAS, pursuant to the Loan Agreement, it is required that there be established and maintained a Collection Account, into which funds are to be transmitted in accordance with the Loan Agreement;

WHEREAS, the Collection Account may be referred to herein as an “Account”

WHEREAS, the Agent and the Borrower have requested that the Account Bank establish the Account to be maintained with the Account Bank, under the sole dominion and control of the Agent, for the benefit of the Secured Parties

WHEREAS, the Borrower has granted a security interest in the Account, all securities entitlements with respect to the Account, and all assets held in the Account to the Agent, for the benefit of the Secured Parties, pursuant to the Loan Agreement; an

WHEREAS, the parties hereto desire that such security interest shall be a perfected security interest as provided for herein

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Account:

(a)           Control.  Each party hereto agrees that (i) the Account constitutes a “securities account” within the meaning of Article 8 of the Uniform Commercial Code in effect in the State of New York (the “UCC”), and (ii) all property now or hereafter held, credited or carried by, in or to the credit of the Account shall be treated as “financial assets” within the meaning of Section 8-102(a)(9) of the UCC.  The parties hereto agree that (1) this Agreement is an "authenticated" record and that the arrangements established under this Agreement constitute "control" of the Account, (2) the Borrower shall not have any right to make withdrawals from the Account.  However, prior to an Event of Default, the Borrower or Servicer may direct the Account Bank in writing to distribute amounts then on deposit in the Collection Account in accordance with Section 1.4(c), (d) and (e) of the Loan Agreement and may direct the Account Bank to invest funds in the Account in Permitted Investments; and (3) other than as expressly set forth in the immediately preceding subparagraph (2), the Account Bank and Securities Intermediary will comply solely with instructions originated by the Agent directing disposition of funds and investments in the Account and, to the extent that the Account constitutes a “securities account” (as such term is defined in Section 8-501 of the UCC), with “entitlement orders” (as such term is defined in Section 8-102 of the UCC) originated by the Agent with respect to the Account, including any amounts or financial assets deposited in or credited to the Account, all without further consent of the Borrower.  In no event prior to receipt of the Notice of Termination (as hereinafter defined) shall the Borrower have the right to close the Account.  The Securities Intermediary represents that it has not allowed, and hereby agrees that it will not allow, any person other than the Agent, to have control of the Account and further represents that it has not entered into, and hereby agrees that it will not enter into, any control agreement or any other agreement relating to the Account with any other third party other than the Loan Agreement.

(b)           Credit to Account.  All financial assets credited to the Account shall be registered in the name of the Securities Intermediary or endorsed to the Securities Intermediary or in blank, and in no event will any financial asset credited to the Account be registered in the name of the Borrower, payable to the order of the Borrower or specially endorsed to the Borrower except to the extent such financial assets have been specially endorsed to the Securities Intermediary or in blank.

(c)           Notice of Registration or Endorsement.  The Securities Intermediary agrees that it shall promptly notify the Agent and the Borrower in writing after becoming aware (using reasonable care) that any financial asset pledged to the Account is registered or endorsed in contravention of Section 1(b); provided, however, that the Securities Intermediary shall have no liability hereunder for the failure to deliver such notice except to the extent such failure results from its gross negligence or willful misconduct.

(d)           Acknowledgement of Security Interest.  The Securities Intermediary hereby acknowledges the security interest in the Account, all investment property (as defined in Section 9-102(a)(49) of the UCC) and other financial assets from time to time credited to the Account and all Proceeds (as defined in the UCC) of such assets including, without limitation, all interest, dividends, stock dividends, stock splits and other money or property of any kind distributed in respect of such assets.

2.           Representations, Warranties and Covenants of the Borrower:  The Borrower represents and warrants on its own behalf only that (a) it has rights in the Account and all property now or hereafter held, credited or carried by, in or to the credit of the Account;  (b) its interest in the Account is free of all adverse claims, liens, security interests and restrictions on transfer or pledge except as created by this Account Control Agreement or the Loan Agreement; (c) this Account Control Agreement constitutes the legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms; (d) the security interests in the Account and the security entitlements with respect to the Account granted in favor of the Agent are perfected security interests; (e) the Borrower’s exact legal name and sole jurisdiction of organization are as set forth in the first paragraph of this Account Control Agreement; and (f) the Collection Account (Acct. No. 117837000) has been established in accordance with the Loan Agreement.  The Borrower covenants, until the performance or payment in full of its secured obligations, that (y) it will not create in favor of any person other than the Agent an adverse claim, lien or security interest in the Account or the security entitlements and financial assets credited thereto and (z) it shall from time to time take such additional steps as the Agent may reasonably request for the perfection and priority of the security interests in the Account and all security entitlements with respect to the Account to be maintained.

3.           Certain Matters Regarding the Securities Intermediary:

(a)           Representations, Warranties and Covenants.  The Securities Intermediary represents, warrants and covenants that the Account constitutes and will continue to constitute a “securities account” and the Securities Intermediary confirms and agrees that (i) the Account has been established and is maintained with the Securities Intermediary on its books and records and is maintained and will continue to be maintained as a segregated account, (ii) the Securities Intermediary is a “securities intermediary” within the meaning of Section 8-102(a)(14) of the UCC, (iii) the Account is an account to which financial assets, as defined in Section 8-102(a)(9) of the UCC, are or may be credited, (iv) the Agent is the entitlement holder of the Account, (v) all property delivered to the Securities Intermediary for deposit into the Account will be promptly credited to the Account, (vi) each item of property (whether cash or any security, instrument, obligation, share, participation, interest or other property whatsoever) at any time in the Account shall be treated as a financial asset as defined in Section 8-102(a)(9) of the UCC, (vii) the Securities Intermediary shall not change the name or the account number of the Account without the prior written consent of the Agent and (viii) this Account Control Agreement is the valid and legally binding obligation of the Securities Intermediary, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, rearrangement, liquidation, conservatorship, fraudulent conveyance, and general principles of equity.

(b)           Competing Claims.  In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Account or any security entitlement in respect of financial assets carried therein, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interests of Agent under this Account Control Agreement, and agrees that the financial assets standing to the credit of the Account will not be subject to deduction, set-off, banker’s lien or any other right in favor of any Person other than the Agent (except for the face amount of any checks which have been credited to the Account but are subsequently returned unpaid because of uncollected or insufficient funds); provided, however, that the Securities Intermediary may set off all amounts due to it in respect of its reasonable customary fees and expenses for the routine maintenance and operation of the Account.

(c)           Standard of Care.  The Securities Intermediary shall have no responsibilities, obligations or other duties other than those expressly set forth in this Account Control Agreement and no implied duties, responsibilities or obligations shall be read into this Account Control Agreement against the Securities Intermediary.  As between the Securities Intermediary and the Agent, notwithstanding any provision contained herein or in any other document or instrument to the contrary, the Securities Intermediary shall not be liable for any action taken or omitted to be taken at the instruction of the Agent, or any action taken or omitted to be taken under or in connection with this Account Control Agreement, except for the Securities Intermediary’s own gross negligence or willful misconduct.

(d)           Costs; Indemnity.  All reasonable expenses incurred by the Securities Intermediary in connection with this Account Control Agreement shall be paid by the Borrower.  The Borrower agrees to indemnify and hold the Securities Intermediary harmless against any losses, liabilities and damages incurred by the Securities Intermediary as a consequence of any action taken or omitted to be taken by it in the performance of its obligations hereunder, with the exception of any losses, liabilities and damages arising from any breach by the Securities Intermediary of the standard of care set forth in paragraph (c) above.  Any amounts payable by the Borrower hereunder shall be limited to funds available to pay such amounts pursuant to Section 1.4 of the Loan Agreement.

(e)           Books, Records and Accounts.  The Securities Intermediary shall, promptly upon the reasonable request of the Agent, make available to the Agent copies of its books, records and accounts to the extent relating to the Account, shall permit the officers and employees of the Securities Intermediary to discuss the foregoing with the Agent during normal business hours upon reasonable notice, and shall provide the Agent with all account statements and other reports as to the Account which are customary for accounts of this type or which are provided to the Borrower.

(f)           Reliance Upon Written Documents.  The Securities Intermediary shall be protected in acting or refraining from acting upon any written notice, certificate, instruction, request or other paper or document, as to the due execution thereof and the validity and effectiveness of the provisions thereof and as to the truth of any information therein contained, which the Securities Intermediary in good faith believes to be genuine.

(g)           Advice From Counsel.  The Securities Intermediary may consult with and obtain advice from counsel of its own choice in the event of any dispute or question as to the construction of any provision hereof or otherwise in connection with its duties hereunder, and any action taken or omitted by the Securities Intermediary in reasonable reliance upon such advice shall be full justification and protection to it.  The Securities Intermediary shall not be liable for any error of judgment or for any act done or step taken or omitted except in the case of its negligence, willful misconduct or bad faith.

(h)           Other Transactions.  The Securities Intermediary may engage or be interested in any financial or other transactions with any party hereto and may act on, or as depositary, trustee or agent for, any committee or body of holders of obligations of such Persons as freely as if it were not the Securities Intermediary hereunder.

(i)           Action Without Indemnity.  The Securities Intermediary shall not be obligated to take any action which in its reasonable judgment would cause it to incur any expense or liability not otherwise contemplated hereunder unless it has been furnished with an indemnity with respect thereto which is reasonably satisfactory to the Securities Intermediary.

4.           Termination.  This Agreement shall remain in effect until receipt by the Securities Intermediary of written notice from the Agent in substantially the form of Exhibit A hereto (a “Notice of Termination”).  The rights and powers granted to the Agent in this Agreement are powers coupled with an interest and will not be affected by the insolvency or bankruptcy of the Borrower nor by the lapse of time.  The termination of this Agreement shall not terminate the Account or alter the obligations of the Securities Intermediary to the Borrower pursuant to any other agreement with respect to the Account.

5.           Conflict With Other Agreements.  In the event of any conflict between this Account Control Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Account Control Agreement shall prevail.

6.           Notices.  Any notice given pursuant to this Account Control Agreement shall be given as set forth in the Loan Agreement.

7.           Governing Law:  THIS ACCOUNT CONTROL AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.  Each of the parties hereto acknowledge and agree that this Account Control Agreement governs the Account and that for purposes of the UCC, the State of New York is the “securities intermediary’s jurisdiction” (within the meaning of Section 8-110(b) and (e)) with respect to the Account.

8.           Miscellaneous:  This Account Control Agreement shall be effective as of the date first written above and shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto; provided that none of the Borrower or the Securities Intermediary may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.  Neither this Account Control Agreement nor any provisions hereof may be changed, amended, modified, terminated or waived orally, but only by an instrument in writing signed by the parties hereto.  Any provisions of this Account Control Agreement which may prove unenforceable under any law or regulation shall not affect the validity of any other provision hereof.  This Account Control Agreement may be executed in one or more counterparts, all of which shall constitute one and the same agreement.

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IN WITNESS WHEREOF, each of the undersigned has caused this Account Control Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

MINISTRY PARTNERS FUNDING, LLC

By:
Name:
Title:

EVANGELICAL CHRISTIAN CREDIT UNION

By:
Name:
Title:

BMO CAPITAL MARKETS CORP.

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Account Bank and Securities Intermediary

By:
Name:
Title:

EXHIBIT A

NOTICE OF TERMINATION

U.S. Bank National Association,
as Securities Intermediary
1 Federal Street, 3rd Floor
Boston, MA 02110
Attention: Client Manager - Ministry Partners

Re:
Collection Account Control Agreement dated as of October 30, 2007 (the “Agreement”) by and among Ministry Partners Funding, LLC, a Delaware limited liability company (the “Borrower”), Evangelical Christian Credit Union (“Servicer”), BMO Capital Markets Corp., in its capacity as agent, and U.S. Bank National Association, in its capacity as Account Bank and as Securities Intermediary.

Ladies and Gentlemen:

This constitutes a Notice of Termination as referred to in Section 4 of the Agreement.

You are hereby notified that the Agreement is terminated with respect to the undersigned and you have no further obligations to the undersigned thereunder.  Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to the Account and their contents from the Borrower.  This notice terminates any obligations you may have to the undersigned with respect to the Account and their contents; however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Borrower pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to the Borrower and the other parties to the Agreement.

BMO CAPITAL MARKETS CORP., AS AGENT

By:____________________________
Name:
Title: